UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2023

Sovos Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40837	81-5119352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

168 Centennial Parkway, Suite 200 Louisville, CO		80027
(Address of principal executive offices)		(Zip Code)

(720) 316-1225

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SOVO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Other Events

On February 10, 2023, the Compensation Committee (the “Committee”) of the Board of Directors of Sovos Brands, Inc. (the “Company”) approved the modification of the vesting terms of the outstanding performance-based restricted stock unit awards (the “PSUs”) granted to certain executives and other employees, including the Company’s named executive officers (the “NEOs”), in connection with the Company’s initial public offering (the “IPO”). As a result of the modification, the IPO PSUs, which previously would have vested upon the achievement of certain stock price levels through the third anniversary of the IPO on September 23, 2024, were converted into time-based restricted stock unit awards that will vest 50% on September 23, 2024, and 50% on September 23, 2025.

On February 10, 2023, the Committee also approved the modification of the vesting terms for a portion of the outstanding restricted stock held by certain directors, executives, including NEOs, and other employees. The terms of the restricted stock were modified such that a portion of the 3.0x MOIC tranche and a portion of the original 4.0x MOIC tranche of restricted stock became time-based restricted stock that will vest 50% on September 23, 2024, and 50% on September 23, 2025. The modifications of the terms of the restricted stock have no impact on the Company’s current and future dilution because the outstanding shares of restricted stock that do not vest are not cancelled, but instead remain outstanding and are forfeited to Sovos Brands Limited Partnership pursuant to the terms of the restricted stock agreements.

The foregoing modifications of the vesting terms of the IPO PSUs and restricted stock were designed to reward the Company’s leadership and other senior employees, as well as encourage retention, in light of market conditions.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

104Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

SOVOS BRANDS, INC.

	By:	/s/ James Potter
	Name:	James Potter
	Title:	Interim General Counsel

Date: February 16, 2023